Exhibit 10.1
EXECUTION VERSION

BANK OF AMERICA, N.A.
One Bryant Park
New York, New York 10036

November 7, 2023

To: McKesson Corporation, as Borrower under the Credit Agreement referred to below

Re: Extension of Maturity Date
We refer to that certain Credit Agreement, dated as of November 7, 2022 (the “Credit Agreement”), among McKesson Corporation, a Delaware corporation (the “Company”), the lenders from time to time party thereto (the “Lenders”), the L/C Issuers from time to time party thereto, and Bank of America, N.A., as Administrative Agent (the “Agent”). Capitalized terms used herein without definition have the meanings set forth in the Credit Agreement.

Pursuant to Section 2.17(a) of the Credit Agreement, the Company has requested that each Lender and L/C Issuer extend the Existing Maturity Date from November 7, 2027 to November 7, 2028 pursuant to the Extension Notice, a copy of which is set forth on Annex A (the “Extension Notice”).

The Agent, the L/C Issuers and the Lenders hereby acknowledge receipt of the Extension Notice, and consent to the extension of the Existing Maturity Date from November 7, 2027 to November 7, 2028.

The Company acknowledges and agrees that the Loan Documents, as amended hereby, remain in full force and effect, binding on and enforceable against it in accordance with the terms.

This extension acknowledgement shall be construed in accordance with and governed by the law of the State of New York.

    [Signature Page Follows]

Very truly yours,

BANK OF AMERICA, N.A., Administrative Agent
By:	/s/ Melissa Mullis
Name: Melissa Mullis
Title: Vice President

    [Signature Page to Extension Acknowledgement]

BANK OF AMERICA, N.A., as a Lender and L/C Issuer
By:	/s/ Tyler Morgan
Name: Tyler Morgan
Title: Vice President

    [Signature Page to Extension Acknowledgement]

JPMorgan Chase Bank, N.A., as a Lender and L/C Issuer
By:	/s/ Charles W. Shaw
Name: Charles W. Shaw
Title: Vice President

    [Signature Page to Extension Acknowledgement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer
By:	/s/ Andrea Chen
Name: Andrea Chen
Title: Managing Director

    [Signature Page to Extension Acknowledgement]

BARCLAYS BANK PLC, as a Lender and L/C Issuer
By:	/s/ Edward Pan
Name: Edward Pan
Title: Vice President

    [Signature Page to Extension Acknowledgement]

CITIBANK, N.A., as a Lender and L/C Issuer
By:	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

    [Signature Page to Extension Acknowledgement]

GOLDMAN SACHS BANK USA, as a Lender and L/C Issuer
By:	/s/ William E. Briggs IV
Name: William E. Briggs IV
Title: Authorized Signatory

    [Signature Page to Extension Acknowledgement]

BNP PARIBAS, as Joint Sustainability Coordinator and Lender
By:	/s/ John Bosco
Name: John Bosco
Title: Managing Director

By:	/s/ Adam Caretti
Name: Adam Caretti
Title: Director

    [Signature Page to Extension Acknowledgement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Douglas Darman
Name: Douglas Darman
Title: Director

    [Signature Page to Extension Acknowledgement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Senior Vice President

    [Signature Page to Extension Acknowledgement]

PNC BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Alexander Jodry
Name: Alexander Jodry
Title: Vice-President

    [Signature Page to Extension Acknowledgement]

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Rob Gass
Name: Robb Gass
Title: Managing Director

    [Signature Page to Extension Acknowledgement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:	/s/ Mike Tkach
Name: Mike Tkach
Title: Authorized Signatory

    [Signature Page to Extension Acknowledgement]

TRUIST BANK, as a Lender
By:	/s/ Jonathan Hart
Name: Jonathan Hart
Title: Director

    [Signature Page to Extension Acknowledgement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Maria Massimino
Name: Maria Massimino
Title: Senior Vice President

    [Signature Page to Extension Acknowledgement]

ING BANK N.V., DUBLIN BRANCH, as a Lender
By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

    [Signature Page to Extension Acknowledgement]

SOCIETE GENERALE, as a Lender
By:	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

    [Signature Page to Extension Acknowledgement]

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender
By:	/s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director

By:	/s/ Laura Shelmerdine
Name: Laura Shelmerdine
Title: Director

    [Signature Page to Extension Acknowledgement]

ACKNOWLEDGED AND AGREED:
MCKESSON CORPORATION

By:	/s/ Akinjide Falaki
Name: Akinjide Falaki
Title: Senior Vice President and Treasurer

    [Signature Page to Extension Acknowledgement]